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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 15, 2001 included in this Form 10-K into the Company's previously filed Registration Statements (File No.'s 333-62045 and 333-44198) on Form S-8.

                                       /s/ Arthur Andersen LLP
                                       Arthur Andersen LLP

San Jose, California
March 28, 2001